Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.58078%



        Excess Protection Level
          3 Month Average   5.01%
            February, 1997   5.45%
            January, 1997   4.01%
            December, 1996   5.59%


        Cash Yield                                  16.84%


        Investor Charge Offs                         4.37%


        Base Rate                                    7.02%


        Over 35 Day Delinquency                      4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $ 25,119,592,718.23


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,129,965,199.74